Exhibit 10.11

                     MCI WorldCom Flex T1 Internet Agreement

Customer Information

Company Name
Travel Now Network

Billing Address - Line 1            Phone             Fax
318 Park Central East               4178643600

Billing Address - Line 2            City              State            Zip + 4
Suite 306                           Springfield       MO               65806


T1 Services (1,2)
                                                                                               Discounted Equipment (10) and
          Flex T1 Service (3)                       Other T1 Services(7)                              CPE Maintenance
---------------------------------------  -----------------------------------------------   -------------------------------------
     Sustained
Use (Kbps)  Monthly (4,5)  Start-UP (6)
     0-128    ______         ______           Item                  Monthly     Start-Up      Item                        Price
   128-256    ______         ______         Price-Protected T1(8)   ______ (9)     ______    X  Cisco 2524 Router           ______
   256-384    ______         ______         Double T(SM)            ______         ______    X  Cisco Internal TI CSU/DSU   ______
   384-512    ______         ______      X  Diverse T(SM)           ______         ______       CPE Maintenance Program
                                                                                              (See Attachment)
  Over 512


Term and Payment
Term    Term Discount (11)       P.O. Number - If P.O. required, return it with
----    ------------------         Agreement
24 mos  price protected option

Notes

        The service prices above do not include telco installation fees, domain-name-registration fees, (12) monthly line charges, or equipment costs.

1 Connectivity is provided to Customer's organization only. Resale to or use by another organization is prohibited.

2 Networks assigned from a UUNET net block are non-portable. Network space allocated by UUNET must be returned to UUNET if Customer discontinues service. UUNET may suspend service or terminate this Agreement, effective upon notice, for a violation of these requirements.

3 Flex T1 customers always have available to them the full T1 bandwidth over an unshared, non-fractional 1.5 Mbps digital leased line.

4 Monthly Fee includes UUNET domain-name service for one domain per Customer and any sub-domains, additional domains for internal Customer use are $50 each.

5 Monthly billing is based on the level of sustained use during the month. To determine this level, traffic samples are taken every five minutes; the level under which 95% of these samples fall is the level of sustained use.

6 To ensure proper installation, UUNET will order all telco lines; a $500 surcharge applies for Customer-ordered lines. Installation may be scheduled Monday through Friday, excluding holidays, between the hours of 8 AM and 7 PM ET; Customers requiring installation outside of these hours must pay a surcharge of $500. Customer's installation period extends for 30 days after UUNET has passed packets with Customer's router. UUNET's installation engineers are not responsible for providing consulting on or configuring security equipment (UUNET offers security products and consulting services. Ask a Sales Representative for details.).

7    Minimum 1-Year Term Commitment required.

8 Available only to customers getting new internet connections and only during the first six months of T1 service, provided monthly sustained use does not exceed 384 Kbps during that period.

9 Applies to the first year of service. After the first year, UUNET will sample Customer's use statistics, using the same traffic-sample method described above. If Customer's sustained use qualifies for a tiered Monthly Fee that is:

     (a) lower than the Price-Protected Monthly Fee, Customer may elect to continue service at the lower tiered Monthly Fee or sign up for another year at the Price-Protected Monthly Fee, or
     (b) higher than the Price-Protected Monthly Fee, UUNET will begin charging the appropriate tiered Monthly Fee.

10 Available only with service. UUNET is acting only as a reseller with respect to the hardware and software offered under this Agreement ("Equipment"), which Equipment was manufactured by a third party ("Manufacturer"). UUNET will provide first-level support for Equipment, but will not repair or replace Equipment unless Customer has purchased CPE Maintenance from UUNET. Customer's use of Equipment is subject to the terms and conditions of the Manufacturer's end-user agreement. Should Customer purchase Equipment from UUNET, UUNET will ship to Customer the current UUNET-tested version.

11 Discount applicable only to Monthly Fee. At the conclusion of the Term Commitment, this Agreement shall continue in effect on a month-to-month basis at UUNET's then-current list price for the service.

12 Domain-name registration requires a separate fee that will be billed directly to Customer by Network Solutions. UUNET will not, under any circumstances, send payment to Network Solutions on behalf of Customer. All domain-name applications that use UUNET name servers must be authorized by UUNET, or the application may be denied or delayed. Customer may not use in applications for its customers' domains UUNET name servers.

Terms and Conditions

1. UUNET Technologies, Inc. ("UUNET") exercises no control over, and accepts no responsibility for, the content of the information passing through UUNET's host computers, network hubs and points of presence (the "UUNET Network"), EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6 BELOW, UUNET (a) MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED FOR THE SERVICES AND EQUIPMENT IT IS PROVIDING and (b) DISCLAIMS ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. Use of any information obtained via the UUNET Network is at Customer's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services. UUNET shall not be liable for any delay or failure in performance due to Force Majeure, which shall include acts of God; earthquake; labor disputes; changes in law, regulation, or government policy; riots; war; fire; epidemics; acts or omissions of vendors or suppliers; equipment failure; transportation difficulties; or other occurrences that are beyond UUNET's reasonable control.

2. All use of the UUNET Network and the service must comply with the then-current version of the UUNET Acceptable Use Policy ("Policy"), which is part of this Agreement and is available at the following URL: www.uu.net/usepolicy. UUNET reserves the right to amend the Policy from time to time, effective upon either posting of the revised Policy at the URL or providing other notice to Customer. UUNET reserves the right to suspend the service or terminate this Agreement, effective upon notice, for a violation of the Policy. Customer agrees to indemnify and hold harmless UUNET and its affiliates from any losses, damages, costs, or expenses resulting from any third-party claim or allegation ("Claim") arising out of or relating to use of the service, including any Claim that, if true, would constitute a violation of the Policy.

3. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER'S OR CUSTOMER'S USERS' USE OF THE UUNET NETWORK AND THE SERVICE, INCLUDING, WITHOUT LIMITATION: ANY SUCH DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES, MISDELIVERIES, OR SERVICE INTERRUPTIONS. Notwithstanding anything to the contrary stated in this Agreement, Customer's sole remedies for any claims relating to this service or the UUNET Network are set forth in Section 7 below.

4. Connectivity is provided to Customer's organization only. Resale to or use by another organization is prohibited. Networks assigned from a UUNET net-block are non-portable. Network space allocated by UUNET must be returned to UUNET in the event Customer discontinues service. UUNET may suspend the service or terminate this Agreement effective upon notice for a violation of the terms of this Section.

5. Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within 30 days after date of invoice. Payment made by a check that is later returned to UUNET for insufficient funds shall place Customer immediately in default and subject Customer to a UUNET returned-check charge of $25. Accounts unpaid 60 days after date of invoice may have service interrupted or terminated. Such interruption or termination does not relieve Customer of the obligation to pay the Monthly Fee. Only a written request to terminate Customer's service relieves Customer of the obligation to pay the Monthly Fee. Accounts in default are subject to an interest charge on the outstanding balance of the lesser of 1.5% per month or the maximum rate permitted by law. Customer agrees to pay UUNET its reasonable expenses, including attorney and collection-agency fees, incurred in enforcing its rights under these Terms and Conditions. Prices are exclusive of any taxes that may be levied or assessed upon the equipment or service provided thereunder. Any such taxes shall be paid by Customer. If Customer is exempt from otherwise applicable taxes, Customer must submit its tax identification number and exemption certificate at the same time it submits this Agreement.

6. Billing for UUNET service will commence when a UUNET hub and a functioning telephone circuit are prepared to route IP packets to Customer's site. The Startup Charge is invoiced upon acceptance of this Agreement by UUNET. Charges for Equipment shall be invoiced upon shipment. Service is invoiced monthly in advance, and my be canceled only by 60 days' advance written notice. In the event of early cancellation of a term Commitment, Customer will be required to pay 75% of UUNET's standard Monthly Fee for each month remaining in the Term Commitment. UUNET reserves the right to change the rates by notifying Customer 60 days in advance of the effective date.

7. The Service Level Agreement ("SLA") for this service is set forth at www.wcom.com/products+services/and applies only to customers agreeing to a Term Commitment of at least one year. UUNET reserves the right to amend the SLA from time to time, effective upon either posting of the revised SLA to this URL or providing other notice to Customer. In the event of any amendment resulting in a material reduction of the SLA's service levels or credits, Customer may terminate this Agreement without penalty by providing UUNET written notice of termination during the 30 days following notice of such amendment. The SLA sets forth Customer's sole remedies for any claim relating to this service or the UUNET Network, including any failure to meet any guarantee set forth in the SLA. UUNET's records and data shall be the basis for all SLA calculations and determination. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA shall not exceed the Monthly Fee and/or Startup Charge that, absent the credit, would have been charges for UUNET service that month (collectively the "UUNET Fees"), provided that the maximum amount at credit for failure to meet the Availability Guarantee shall not exceed the sum of (a) the UUNET Fees plus (b) the telephone-company line charge that, absent the credit, would have charged for said month.

8. Neither party may use the other party's name, trademark, trade names, or other proprietary identifying symbols without the prior written approval of the other party. Neither party may assign or transfer any of its rights or obligations under this Agreement without the prior express, written consent of the other party, provided that either party may assign or transfer this Agreement to any affiliate of such party upon advance written notice to the other party. No failure or delay on the part of either party to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

9. These Terms and Conditions supersede all previous representations, understandings, or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Acceptance of this Agreement by UUNET may be subject, in UUNET's absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate UUNET's acceptance of this Agreement. Use of the UUNET Network constitutes acceptance of these Terms and Conditions.

UUNET may be contacted on the Web at http://www.uu.net and at the following mailing address: UUNET Technologies, Inc., 3060 Williams Drive, Fairfax, VA 22031

Signature
Customer Representative   Title   Signature        Date
Chris Noble               CEO     /s/Chris Noble   4/6/99

                     MCI WorldCom Flex T1 Internet Agreement
                                  Attachment A

                    MCI WorldCom Commercial Customer Profile


Sales Information

Sales Rep/ARM Name: Candy Letterman, Sales Rep ID: 4991865, X West __ East, __ National/Data, __ Agents, Address - East & National/Data: 6929 N. Lakewood Ave., Tulsa, OK 74117 (918-590-6000), Address - West & Agents: 100 N.E. Loop 410, San Antonio, TN 78216 (210-255-2454)

Applicant Information

Complete Company Name (If incorporated, name shown on corporate charter):Travel Now Network, Taxpayer ID (Required), Date Business Started

Main Business Phone Number: 4178643600, Type of Business (Required): Internet Travel Reservations, State of Incorporation, Date of Incorporation

Street Address - Line 1: 318 Park Central East Street Address - Line 2: Suite 306, City:Springfield, State: MO, Zip + 4 65806

Billing Address - Line 1

Billing Address - Line 2, City, State, Zip + 4

Parent or Subsidiary Information

Check One: __ Parent, __ Subsidiary, Name of Business State of Incorporation Percentage Owned

Principal, Partner, and Major-Shareholder Information, List the complete names of all principals, partners, and major shareholders.

Check One: __Sole Proprietorship, __Partnership, __LLC, __LLP, __Private Corporation, __Public Corporation, Stock Symbol:

Name of Owner, Social Security Number, Name of Partner 1, Social Security Number, Name of Partner 2 Social Security Number, Name of Officer 1, Title, Name of Officer 2, Title.

References

Name of Bank, Phone, Fax, Lending Officer, Account Number, Previous or Existing Local-Service Provider: Brooks Fiber Comm/Southwestern Bell, Previous or Existing Long-Distance Provider: Dial US.

General Trade References, List businesses with which the Applicant has traded within the last 12 months.

Company: Brooks Fiber Communications, Name of Contact: Candy Letterman , Phone:
4175202215, Fax: 4175202299.

Usage, Credit, and Signatures

Estimated Monthly Usage: _____, Requested Credit Limit. Authorization of Credit
Investigation: Applicant authorize MCI WorldCom to investigate his credit and understands that MCI WorldCom may also utilize other sources of credit deemed necessary. Such information will be held in strict confidence. Applicant agrees to indemnify and hold MCI WorldCom and any other persons harmless from all liability, damage, or expenses arising from or relating to any and all credit investigations by MCI WorldCom. Applicant has read and agrees to the Terms and Conditions attached to this Application.

Name of Authorized Officer, Owner, or Partner: Jamie Coppedge, Title of Authorized Officer, Owner, Or Partner: Administrator, Application-Tracking ID:
46880, Signature of Authorized Officer, Owner, or Partner: /s/Chris Noble, Date:
4/6/99.

Continuing Guarantee of Service. Complete only when Guaranty is required by MCI WorldCom.

I personally guarantee payment of account to MCI WorldCom, Inc. executed effective the date below.

Name, Social Security Number, Home Address, City, State, Zip + 4, Signature,
Date.

                     MCI WorldCom Flex T1 Internet Agreement
                            Attachment A (Continued)

                    MCI WorldCom Commercial Customer Profile

                              Terms and Conditions

1. SERVICE AND PAYMENT TERMS. Customer and Guarantor agree to pay to MCI WorldCom all applicable Service charges and any and all federal, state, or local taxes that may apply to MCI WorldCom services provided. Customer's account becomes delinquent if payment is not received by MCI WorldCom on or before thirty (30) days from the billing date found on the invoice. If MCI WorldCom does not receive notice, in writing, of a dispute about the charges within thirty (30) days after an invoice is rendered, such invoice shall be deemed correct and binding. Customer agrees to make payment to MCI WorldCom at the address of the MCI WorldCom operating center designated on the first page of this Application; the place designated on the invoice; or at such place as MCI WorldCom directs. Customer agrees to and will be assessed a returned-check charge of up to $25.00 for any Customer check that a financial institution refused to honor.

2. TERMINATION RIGHTS. MCI WorldCom, by oral or written notice to Customer, may immediately discontinue (unless the state in which Customer resides prohibits or requires some other notification period) all Service(s) provided by MCI WorldCom to Customer or cancel a Service Agreement for any of the following reasons: (i) A breach by Customer of any of the provisions in the Service Agreement or this Credit Application; (ii) The failure of Customer to provide a satisfactory security deposit; (iii) Any violation by Customer of any law, rule, or regulation (including applicable Tariffs);
     (iv) MCI WorldCom's inability to furnish Service to Customer because of any law, rule, court order, or other government regulation or interference; (v) Any unauthorized or non-permitted use of MCI WorldCom Service; and (vi) Any event, transaction, or occurrence outside the control of MCI WorldCom.

3. INTEREST CHARGE. Customer agrees to pay to MCI WorldCom the lesser of an annual rate of interest of 18% (or a monthly rate of 1.5%) or the maximum rate allowed by law on all accounts that are delinquent. If the transactions contemplated by this Application would be usurious or violate any law, MCI WorldCom and Customer (or Guarantor, as defined below) agree (*i) that the total amount contracted for, charged, or received by MCI WorldCom that constitutes interest shall not exceed the maximum amount of interest allowed by law and (ii) that any excess interest that is above that allowed by law shall be credited or paid to Customer.

4. REPRESENTATION AND WARRANTIES. Customer, Guarantor, and the person(s) signing this Application represent and warrant to MCI WorldCom that: (i) The person executing on behalf of Customer has the authority and power to execute this application; (ii) Customer conducts a bona fide business and is in compliance with all laws; (iii) MCI WorldCom services will be used solely for commercial purposes; and (iv) Customer will abide by the permitted uses as set forth in the Service Agreement.

5. JURISDICTION AND VENUE. Customer and Guarantor agree that they, by executing this Application or Guaranty, are doing business in a state identified on the first page of this Application as a MCI WorldCom operating center, and all claims or causes of action that in any way arise out of or relate to the Application or Guaranty Agreement or the provision of service may be brought in a court of competent jurisdiction in such state. Customer and Guarantor hereby SPECIFICALLY AND VOLUNTARILY WAIVE the right to seek to transfer venue from the court in which MCI WorldCom against Customer or Guarantor has filed any action.

6. GUARANTY AGREEMENT (If applicable). For value received, and in consideration of the credit heretofore and hereafter extended by MCI WorldCom, the undersigned, to Customer and all of its successors and assigns, whether one or more ("Guarantor"), jointly and severally guarantee the full and punctual payment when due of all indebtedness (as hereinafter defined) owing by Debtor to MCI WorldCom. "Debtor" includes Customer and all other entities owned or controlled by Customer and/or Guarantor, whether such entities are now or hereafter existing. Guarantor agrees that such guarantee is a continuing guarantee of payment of all indebtedness owing by Debtor to MCI WorldCom now outstanding or owing or which hereafter may exist or be incurred. It shall be conclusively presumed that all extension of credit and financial accommodations made by MCI WorldCom to Debtor made concurrently herewith or hereafter are made in reliance upon this Guaranty Agreement.

     This guarantee shall continue until such time as Guarantor gives written notice of termination by actual delivery thereof to the Credit Manager of MCI WorldCom at the operating center identified on the first page hereof, and such notice of termination is acknowledged in writing by an officer of MCI WorldCom. Such termination of this guarantee shall not be effective as to any indebtedness then owing to MCI WorldCom by Debtor, and this guarantee shall continue as to any such indebtedness until the same is fully paid, discharged, and satisfied.

     Guarantor absolutely and unconditionally guarantees payment of the indebtedness to MCI WorldCom. Guarantor's liability hereunder shall not be impaired, reduced, or affected by MCI WorldCom's failure, refusal, or neglect to collect the indebtedness from Debtor, or to enforce or preserve any other security or guarantee, or the failure to perform any other act prior to seeking payment from Guarantor.

     Guarantor hereby expressly waives and consents in advance to any change or alteration of any agreement between Debtor and MCI WorldCom, including, without limitation, the rearrangement, renewal, and/or extension of Debtor's indebtedness. Guarantor's liability hereunder shall not be impaired, reduced, or affected by the taking of any other guarantee or security for the indebtedness, or by the release, subordination, or loss of any such other guarantee or security, whether done voluntarily by MCI WorldCom or by the death, insolvency, bankruptcy, disability of Debtor, or any Guarantor.

     As used herein "indebtedness" means and includes every claim, demand, right, and/or cause of action of every kind or character and all extensions and renewals thereof, whether arising by reason of sales of goods; merchandise or services on open account; promissory notes; interest; express or implied contracts; tort; any other matter; or whether constituting a joint or several; direct or indirect; or primary or secondary liability of Debtor to MCI WorldCom.

     7. AUTHORITY TO APPROVE. This Application for Commercial Credit is a solicitation by Customer to MCI WorldCom for an offer to sell to Customer telephone, Internet, and/or related services. Until such offer is made by MCI WorldCom and accepted by Customer, there is no contract obligating MCI WorldCom to provide any goods or services to Customer. MCI WorldCom will make no offer until Customer's credit worthiness has been investigated and approved by MCI WorldCom. NO SALESPERSON HAS AUTHORITY TO ENTER INTO THIS AGREEMENT OR ANY SIDE AGREEMENT.